Exhibit 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Annual Report of the Thermo Electron Corporation Choice Plan (the "Plan") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Theo Melas-Kyriazi, Chief Financial Officer of Thermo Electron Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


                                                         /s/ Theo Melas-Kyriazi
                                                         -----------------------
                                                         Theo Melas-Kyriazi
                                                         Chief Financial Officer

Dated:  June 25, 2003